Exhibit 99.1

SolarEdge Technologies, Inc. Announces Closing of Common Stock Offering

MILPITAS, Calif.–(BUSINESS WIRE)–March 22, 2022–SolarEdge Technologies, Inc. (Nasdaq: SEDG) (“SolarEdge”) today announced the closing of its previously-announced underwritten public offering of 2,300,000 shares of its common stock at $295.00 per share (the “Common Stock”), for total gross proceeds of $678.5 million (before deduction for the underwriters’ discount and other offering expenses). This number includes 300,000 shares sold to the underwriters upon exercise of their option to purchase additional shares.

Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC acted as joint book-running managers for the Common Stock offering.

SolarEdge intends to use the net proceeds from the offering for general corporate purposes, which may include acquisitions. However, SolarEdge does not have agreements or commitments for any acquisitions at this time.

The offering was made pursuant to an effective shelf registration statement that had been filed with the Securities and Exchange Commission (the “SEC”). A copy of a final prospectus supplement with respect to the offering of the Common Stock and the accompanying prospectus have been filed with the SEC and are available on the SEC’s website located at http://www.sec.gov. Copies of the final prospectus supplement and the accompanying prospectus related to the offering of Common Stock may also be obtained from Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Telephone: (866) 471-2526, Attention: Registration Department; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, Attention: Prospectus Department, 1155 Long Island Avenue, Edgewood, NY 11717, or via telephone: 1-866-803-9204; or Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department.

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Common Stock in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified as such because the statements include information, among other things, concerning: the use of proceeds from the Offering, our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “may,” “believe,” “expect,” “anticipate,” “plan,” “project,” “will,” “projections,” “estimate,” or other words of similar import. Similarly, statements that describe future financial performance or plans or strategies are forward-looking statements.

Forward-looking statements are only predictions based on SolarEdge’s current expectations and projections about future events. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause SolarEdge’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements. These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of SolarEdge’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 22, 2022, Current Reports on Form 8-K and other reports filed with the SEC. All forward-looking statements included in this release are given only as at the date hereof and SolarEdge assumes no obligation, and disclaims any duty, to update the forward-looking statements in this release.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. SolarEdge cannot guarantee future results, levels of activity, performance or achievements. SolarEdge is under no duty to update any of these forward-looking statements after the date of this release or to conform these statements to actual results or revised expectations.

Source: SolarEdge Technologies, Inc.

Investor Contacts

SolarEdge Technologies, Inc.

Ronen Faier, Chief Financial Officer

+1 510-498-3263

investors@solaredge.com

or

Sapphire Investor Relations, LLC

Erica Mannion or Michael Funari

+1 617-542-6180

investors@solaredge.com

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